UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-5853

HERITAGE INCOME TRUST

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway St. Petersburg, FL	33716

(Address of Principal Executive Office)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (727) 573-3800

RICHARD K. RIESS, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

CLIFFORD J. ALEXANDER, ESQ.

Kirkpatrick & Lockhart LLP

1800 Massachusetts Avenue, NW

Washington, D.C. 20036

Date of fiscal year end: September 30

Date of reporting period: March 31, 2004

Item 1.	Reports to Shareholders

# Heritage Income Trust

*The Intelligent Creation of Wealth*

## Intermediate Government Fund
## High Yield Bond Fund

**Semiannual Report**
(Unaudited) and Investment Performance
Review for the Six-Month Period Ended
March 31, 2004

Heritage
FAMILY OF FUNDS™

April 29, 2004

Dear Valued Shareholders:

Over the six-month period ended March 31, 2004 covered by this report(a), interest rates continued to move in a highly volatile fashion, as ten year Treasury yields ranged from a low of 3.683% to a high of 4.463%. During this volatile first half of the fiscal year the Heritage Income Trust - Intermediate Government Fund (the “Fund”) Class A shares produced a total return(b) of +0.88%. This return is calculated without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance please visit our website at www.HeritageFunds.com. In comparison, the Fund’s benchmark index, the Lehman Brothers Intermediate Government Index(c), returned 2.00% and the Lehman Intermediate Treasury Index(c) returned 1.88% during the same period.

From the end of September 2003 to the end of March 2004, yields in the government bond market were little changed. The Treasury yield curve flattened modestly as longer term yields (ten-year U.S. Treasury) declined slightly and shorter yields (two-year Treasury) rose slightly. As has been the case for some time now, rates have exhibited very high volatility, often moving quite sharply up or down. The following table depicts the changes in yields and the total returns of U. S. Treasuries over the semi-annual period:

Term:	Yields as of September 30, 2003	Yields as of March 31, 2004	Change in Yield	Total Return as of March 31, 2004
3-month	0.938%	0.938%	0.000%	+0.49%
6-month	1.001%	0.988%	-0.013%	+0.61%
2-year	1.458%	1.572%	+0.114%	+1.29%
3-year	1.864%	1.935%	+0.071%	+1.67%
5-year	2.826%	2.778%	-0.048%	+2.36%
10-year	3.938%	3.835%	-0.103%	+3.26%
30-year	4.882%	4.772%	-0.110%	+4.04%

Source: Yields and Change: Bloomberg; Returns: Lehman Brothers

As we always caution, a point-to-point measurement in either yield or price generally masks a significant amount of interim volatility. As an example, per the table above, the ten-year Treasury, the current benchmark of the Treasury markets, at the end of the period yielded 3.835%, only 10.3 basis points (10 basis points is equal to 10% of 1%) lower than at the beginning of the period. During the period, however, the yield on this benchmark hit a high of 4.463% on October 16, 2003 and a low of 3.683% on March 16, 2004. At its low yield for the period, the yield of the ten-year Treasury stood only about 57 basis points above its 65 year all-time low of 3.116% reached in July of 2003.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Before investing, please read carefully the prospectus which contains more complete information, including the investment objective, fees, risks and expenses. Contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 if you have any questions or to obtain a prospectus.

(b) All returns include the effect of reinvesting dividends.

(c) The Lehman Brothers Intermediate Government Index is an unmanaged index comprised of the Intermediate Treasury and Intermediate Agency indices. The Lehman Brothers Intermediate Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to ten years. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs, sales charges or other fees, which will affect actual investment performance.

Although U.S. Treasury yields declined modestly during the period, economic data pointed to a continued recovery. Driven predominantly by fiscal stimulus in the form of tax cuts and credits, the third calendar quarter of 2003 produced an exceptional annual growth rate of 8.4% for Real Gross Domestic Product (“GDP”). During the fourth calendar quarter of 2003, consumer spending slowed from its unsustainable rate of the previous quarter, and consequently fourth calendar quarter growth slowed to a more modest but still exceptional 4.1% rate. Offsetting the slowdown in consumer spending, business capital spending increased and, for the first time in many quarters, businesses began to rebuild sorely depleted inventories. The Advance GDP Report for the first calendar quarter shows 2004 GDP at a 4.2% annual rate of growth.

Budget deficits rose as a result of the Bush Administration’s stimulus package, and thus added additional supply to the Treasury markets. On the inflation front, although core measures of inflation remained relatively low, raw materials prices rose rather sharply. Oil in particular surged from $28.29 per barrel at the end of September to $36.76 per barrel at the end of March.

During the period, employment data also began to improve, especially the weekly initial unemployment claims data. Although this improvement did not show up for some time in the monthly Nonfarm Payroll report, weekly data continued to show signs of improvement.

The Federal Reserve’s Federal Open Market Committee (“FOMC”) held four meetings during the period and left the federal funds rate(d) unchanged at 1.00% at each. Throughout the six-month period, the Federal Reserve continually noted general improvement in economic conditions with the upside and downside risks to sustainable growth roughly balanced. Gradually over the period, the Federal Reserve brought the risks of inflation/deflation from a stance that highlighted the risks of deflation to one nearly in balance with inflation. The Federal Reserve also began to prime the markets for an inevitable increase in rates by changing the wording of the FOMC statement from “…policy accommodation can be maintained for a considerable period of time…” to” …the Committee believes that it can be patient in removing its policy accommodation…”

During the period, we continued to manage the Fund’s portfolio based on economic fundamentals, the perception of those fundamentals by the markets, the supply and demand for credit, and the actions of the Federal Reserve. We believe these are the factors that are the primary determinants of the level of interest rates.

Strategically, in an effort to reduce interest rate risk, the primary risk of investing in the Fund, we structured the Fund’s portfolio duration (an approximate measure of how sensitive portfolio value is to a given change in yield) to be shorter than the Lehman Intermediate Government Index. We took this action as stronger growth, growing deficits, and rising energy prices generally lead to higher interest rates. This action penalized the Fund’s performance compared to the index, as interest rates fell sharply, rather than rose, during the January to March period. Rates did not begin to rise until just after the end of the period.

During the period, we also added more defensive investments to the Fund, increasing the Fund’s allocation in mortgage-backed pass-through securities to approximately 25.0% of net assets. Mortgage-backed pass-through securities generally have higher yields than Treasury or conventional agency debt. These securities pay monthly rather than semi-annually, which allows for more frequent reinvestment of cash flow, a benefit when interest rates are rising. We also increased the Fund’s allocation to agency debt, which are bonds of U.S. Government Sponsored Enterprises (“GSEs”). While GSEs are sponsored by the U.S. Government, they do not carry the full faith and credit guarantee of U.S. Treasury issues. These GSE issues generally provide higher yields than U.S. Treasury issues helping to improve the Fund’s income.

(d) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

Looking forward, we believe the economic recovery will continue and that interest rates should rise from their current levels. We plan to continue with our current strategy until economic fundamentals or actions by the Federal Reserve dictate a change in portfolio structure. The risks, as always, are that our outlook might be incorrect and the recovery could stall and the Federal Reserve might not move rates higher. As with any investment, there are always a number of risks that may affect the Fund’s performance that cannot be accurately predicted. Fortunately, the management of the Fund is dynamic and we strive to adjust to ever-changing conditions. For more complete information, regarding the risks in your investment, contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 for a prospectus.

Thank you for your continued confidence in the Heritage Income Trust - Intermediate Government Fund.

Sincerely,	Sincerely,

Richard K. Riess	H. Peter Wallace, CFA
President	Senior Vice President
Heritage Income Trust	Heritage Asset Management, Inc.
Portfolio Manager
Heritage Income Trust - Intermediate Government Fund

Heritage Income Trust

Intermediate Government Fund

Investment Portfolio

March 31, 2004

(unaudited)

Principal Amount		Maturity Date	Value

U.S. Government and U.S. Government-Sponsored Enterprises—97.0% (a)

U.S. Treasuries—39.3%
$2,500,000	U.S. Treasury Notes, 2.0%	05/15/06	$2,520,020
2,000,000	U.S. Treasury Notes, 2.375%	08/15/06	2,029,454
3,000,000	U.S. Treasury Notes, 3.25%	08/15/07	3,106,290
6,200,000	U.S. Treasury Notes, 3.125%	09/15/08	6,333,443
2,000,000	U.S. Treasury Notes, 4.875%	02/15/12	2,183,204

	Total U.S. Treasuries (cost $15,996,034)		16,172,411

U.S. Government-Sponsored Enterprises—57.7%

Federal Home Loan Bank—11.6%
2,000,000	Federal Home Loan Bank, 2.25%	05/15/06	2,018,712
2,000,000	Federal Home Loan Bank, 1.875%	06/15/06	2,000,806
750,000	Federal Home Loan Bank, 5.125%	08/13/13	752,900

			4,772,418

Federal Home Loan Mortgage Corporation—19.4%
2,000,000	Freddie Mac, 2.375%	04/15/06	2,024,156
2,500,000	Freddie Mac, 3.5%	09/15/07	2,583,945
3,000,000	Freddie Mac, 4.5%	01/15/14	3,046,689
296,446	POOL #C47218, 30 year Pass-Through, 7.5%	02/01/31	319,058

			7,973,848

Federal National Mortgage Association—23.8%
1,000,000	Fannie Mae, 3.25%	01/15/08	1,022,344
504,615	POOL #625185, 30 year Pass-Through, 6.5%	02/01/32	530,175
3,121,950	POOL #750739 , 30 year Pass-Through, 6.0%	11/01/33	3,250,626
2,873,021	POOL #762203, 30 year Pass-Through, 5.5%	12/01/33	2,945,286
2,022,828	POOL #762711, 30 year Pass-Through, 5.5%	02/01/34	2,073,708

			9,822,139

Government National Mortgage Association—2.9%
577,398	POOL #450456, 30 year Pass-Through, 7.0%	01/15/28	614,929
539,206	POOL #572852, 30 year Pass-Through, 6.5%	01/15/32	569,325

			1,184,254

	Total U.S. Government-Sponsored Enterprises (cost $23,571,854)		23,752,659

	Total U.S. Government and U.S. Government-Sponsored Enterprises (cost $39,567,888)		$39,925,070

Repurchase Agreement—3.6% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated March 31, 2004 @ 0.93% to be repurchased at $1,500,039 on April 1, 2004, collateralized by $1,150,000 United States Treasury Bonds, 6.125% due November 15, 2027, (market value $1,533,942 including interest) (cost $1,500,000)			1,500,000

Total Investment Portfolio (cost $41,067,888) (b), 100.6% (a)			41,425,070
Other Assets and Liabilities, net, (0.6)% (a)			(248,967)

Net Assets, 100.0%			$41,176,103

(a)	Percentages indicated are based on net assets.
(b)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $357,182 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $433,112 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $75,930.

The accompanying notes are an integral part of the financial statements.

April 19, 2004

Dear Shareholders:

We are pleased to report to you the investment results for the Heritage Income Trust - High Yield Bond Fund (the “Fund”) for the six-month period ended March 31, 2004(a). The Fund’s Class A shares returned(b) 6.73% for the six-month period ended March 31, 2004. This return is calculated without the imposition of a front-end or contingent deferred sales charge. If reflected, the imposition of a front-end or contingent deferred sales charge would reduce the performance. The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Please remember, past performance does not guarantee future results and current performance may be higher or lower than the performance data quoted. To obtain more current performance please visit our website at www.HeritageFunds.com. By comparison, the Citigroup High-Yield Market Index(c) (the “High Yield Index”) returned 8.33%, and the Lipper High Current Yield Funds Category average(c) returned 7.56% during the same period.

During the fall, the high-yield market regained some of the momentum it lost over the summer amid the volatility in the U.S. Treasury bond market. Throughout much of the reporting period, the high-yield market advanced amid strong inflows into high-yield funds as U.S. Treasury bond prices stabilized, companies produced better than expected quarterly earnings, economic growth improved, and default rates remained low relative to 2002. Additionally, increased capital market transactions fortified the balance sheets of corporate bond issuers in the healthier economic environment.

Over the first half of the Fund’s fiscal year, the economy grew at a moderate pace, spurred by the mid-year cut in interest rates; healthy demand from the consumer; and increasing capital/business investments from corporations. Estimates of fourth-quarter Gross Domestic Product (GDP) growth registered at 4.1%, which was below the result for the third calendar quarter of 2003 but above figures for early 2003.

Following a strong run in the final calendar quarter of 2003, the high-yield bond market did not rally as significantly in the second half of this reporting period due to recent valuations; language from the Fed regarding the federal funds rate(d) lead many investors to believe that interest rates might rise sooner than previously anticipated; and continued profit taking during the first calendar quarter of 2004. However, the economy’s improvement proved favorable for the corporate earnings and credit environment, and the market remained healthy from a fundamental perspective.

(a) The views expressed here are not meant as investment advice. Although some of the described portfolio holdings were viewed favorably as of the date of this letter, there is no guarantee the Fund will continue to hold these securities in the future. Before investing, please read carefully the prospectus which contains more complete information, including the investment objective, fees, risks and expenses. Contact your financial advisor or call Heritage Family of Funds at (800) 421-4184 if you have any questions or to obtain a prospectus.

(b) All returns include the effect of reinvesting dividends.

(c) The Citigroup High Yield Market Index (previously known as the Salomon Smith Barney High Yield Market Index) captures the performance of below investment-grade corporate bonds issued in the United States. This Index excludes defaulted debt securities. Lipper is a major independent mutual-fund tracking organization. Lipper High Current Yield Funds Category average annual returns are calculated among funds in this Lipper category with reinvestment of dividends and capital gains. Keep in mind that individuals cannot invest directly in any index, and index performance does not include transaction costs, sales charges or other fees, which will affect actual investment performance.

(d) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.

The top-performing sectors for the six months included cable, chemicals, consumer products, metals/mining, restaurants, and utilities. The cable sector benefited as Charter Communications Inc. enhanced its balance sheet and liquidity by refinancing short-term debt with longer-term securities. An equity issuance and expectations for improved operating results due to stronger demand and cost cutting drove the strong performance of the chemicals sector. Consumer products outperformed as Revlon Inc. completed debt-for-equity exchanges to improve its balance sheet. Improving industry fundamentals and a more favorable economic outlook benefited metals/mining. Restaurants gained due to the rebound in consumer confidence and consumer spending compared to the first quarter of 2003. Utilities outperformed due to better-than-expected earnings.

The most significant underperforming sectors included healthcare, publishing, and textiles. Healthcare underperformed due to Tenet Healthcare Corp.’s weak earnings and forecast for a significant cash burn in 2004. The poor performance of its lower-rated securities negatively affected the publishing sector. Textiles suffered as Levi Strauss & Co. lowered 2003 sales guidance.

The Fund’s performance for the six months benefited from an overweight position, compared to its benchmark index, in the cable & media and chemicals sectors. The portfolio’s exposure to issues rated BBB, overweighting in the textiles sector, and underweighting in the utilities sector detracted from the portfolio’s performance. We added to the Fund’s positions in the chemicals, consumer products, metals/mining, paper/forest products, and utilities sectors and reduced the Fund’s exposure to the telecommunications sector.

Competitive Yields

Based on the yield of the High Yield Index as of March 31, 2004, high-yield bonds continued to offer competitive yields relative to U.S. Treasury notes. However, high-yield issues are subject to additional risks, such as the increased possibility of default because of their lower credit quality, and yields and prices will fluctuate.

Following a strong run over the final quarter of last year, the high-yield bond market has not rallied as significantly during the second half of the reporting period due to recent valuations. However, the recent improvement in the U.S. economy has proved favorable for corporate earnings and the corporate bond credit environment. While markets will fluctuate, the high-yield market has remained healthy from a fundamental perspective. The Fund remained overweighted in lower-rated securities based upon our rationale that the Fund could benefit from an improving economy and potentially outperform higher-rated credits if interest rates were to rise.

We would like to remind you that investments in high-yield securities and securities of foreign companies, involve risks beyond those inherent in solely higher-rated and domestic investments. The risks of high-yield securities include, but are not limited to, price volatility due to interest rate increases during periods of economic uncertainty, downgrades of credit ratings of the issuer, difficulty in selling investments (illiquid), and the possibility of default due to the untimely payment of interest and principal. Foreign investments involve additional risks, including economic, political and social factors and currency fluctuations. Conversely, we also feel that some investors will benefit from a balanced portfolio containing some high-yield bond exposure. These and other risks are more fully described in the Fund’s prospectus. We thank you for your continued investment in the Fund, and look forward to reporting to you in the years to come.

Sincerely,	Sincerely,

Richard K. Riess	Peter J. Wilby
President	Managing Director
Heritage Income Trust	Salomon Brothers Asset Management Inc.
Portfolio Manager
Heritage Income Trust -High Yield Bond Fund

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

Principal Amount		Value

Corporate Bonds—92.6% (a)

Domestic—85.5%

Advertising—1.7%
$ 500,000	Cinemark Inc., 0.0% to 03/15/09, 9.75% to maturity (b), 03/15/14	$310,000
275,000	RH Donnelley Finance Corporation, 10.875%, 12/15/12	327,938
500,000	Sitel Corporation, 9.25%, 03/15/06	495,000
425,000	Vertis Inc., 9.75%, 04/01/09	460,062

		1,593,000

Airlines—0.4%
150,000	Continental Airlines Inc., Series “98-3”, 7.25%, 11/01/05	138,090
302,343	Continental Airlines Inc., Series “981C”, 6.54%, 09/15/08	282,655

		420,745

Aerospace/Defense—1.4%
525,000	Alliant Techsystems Inc., 8.5%, 05/15/11	580,125
250,000	L-3 Communications Corporation, 7.625%, 06/15/12	275,000
400,000	Sequa Corporation, 9.0%, 08/01/09	450,000

		1,305,125

Agriculture—0.2%
250,000	North Atlantic Trading Company, Series “B”, 11.0%, 06/15/04	250,000

Apparel—1.2%
75,000	Levi Strauss & Company, 7.0%, 11/01/06	55,875
540,000	Levi Strauss & Company, 11.625%, 01/15/08	413,100
75,000	Levi Strauss & Company, 12.25%, 12/15/12	56,625
300,000	Oxford Industries Inc., 8.875%, 06/01/11	322,500
50,000	Phillips-Van Heusen, 8.125%, 05/01/13	53,875
300,000	Tommy Hilfiger USA, 6.85%, 06/01/08	307,875

		1,209,850

Principal Amount		Value

Corporate Bonds (continued)

Auto Manufacturers—0.6%
575,000	General Motors Corporation, 7.125%, 07/15/13	628,140

Auto Parts & Equipment—1.6%
200,000	Dana Corporation, 7.0%, 03/01/29	199,500
500,000	Eagle-Picher Industries Inc., 9.75%, 09/01/13	547,500
450,000	Tenneco Automotive Inc., Series “B”, 11.625%, 10/15/09	487,125
312,000	TRW Automotive Inc., 9.375%, 02/15/13	358,800

		1,592,925

Beverages—0.4%
350,000	Constellation Brands Inc., Series “B”, 8.125%, 01/15/12	386,750

Broadcasting Services/Programs—0.3%
400,000	Nexstar Finance Holdings LLC, 0.0% to 04/01/08, 11.375% to maturity (b), 04/01/13	294,000

Chemicals—5.8%
250,000	Airgas Inc., Series “MTN”, 7.75%, 09/15/06	268,750
500,000	Applied Extrusion Technologies Inc., Series “B”, 10.75%, 07/01/11	407,500
250,000	Compass Minerals Group Inc., 10.0%, 08/15/11	283,750
550,000	Ethyl Corporation, 8.875%, 05/01/10	594,000
250,000	FMC Corporation, 7.0%, 05/15/08	263,750
50,000	FMC Corporation, 10.25%, 11/01/09	58,750
225,000	FMC Corporation, 7.75%, 07/01/11	245,812
250,000	Hercules Inc., 6.75%, 10/15/29	250,000
425,000	Huntsman International LLC, 10.125%, 07/01/09	432,438
400,000	ISP Chemco Inc., Series “B”, 10.25%, 07/01/11	453,000
25,000	Lyondell Chemical Company, Series “B”, 9.875%, 05/01/07	25,938
150,000	Lyondell Chemical Company, 9.5%, 12/15/08	153,375

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 525,000	Millennium America Inc., 9.25%, 06/15/08	$560,438
400,000	Noveon Inc., Series “B”, 11.0%, 02/28/11	458,000
75,000	OM Group Inc., 9.25%, 12/15/11	77,250
550,000	Resolution Performance Products Inc., 13.5%, 11/15/10	459,250
575,000	United Industries Corporation, Series “D”, 9.875%, 04/01/09	603,394

		5,595,395

Commercial Services—1.4%
125,000	Brand Services Inc., 12.0%, 10/15/12	145,625
375,000	Iron Mountain Inc., 8.625%, 04/01/13	408,750
275,000	Iron Mountain Inc., 7.75%, 01/15/15	288,750
175,000	Mail-Well I Corporation, 9.625%, 03/15/12	192,500
300,000	Mail-Well I Corporation, 7.875%, 12/01/13	283,500

		1,319,125

Computers—1.0%
475,000	Seagate Technology, 8.0%, 05/15/09	518,938
325,000	Unisys Corporation, 8.125%, 06/01/06	355,875
50,000	Unisys Corporation, 7.875%, 04/01/08	51,438

		926,251

Cosmetics/Personal Care—0.7%
375,000	AKI Inc., 10.5%, 07/01/08	390,000
250,000	Elizabeth Arden Inc., 7.75%, 01/15/14	261,875

		651,875

Diversified Manufacturer—0.8%
175,000	Blount Inc., 7.0%, 06/15/05	178,500
325,000	Blount Inc., 13.0%, 08/01/09	351,406
250,000	Park-Ohio Industries Inc., 9.25%, 12/01/07	250,000

		779,906

Principal Amount		Value

Corporate Bonds (continued)

Electric—5.6%
175,000	The AES Corporation, 8.5%, 11/01/07	178,500
50,000	The AES Corporation, 7.75%, 03/01/14	50,062
250,000	The AES Corporation, 9.375%, 09/15/10	272,500
275,000	BRL Universal Equipment LP, 8.875%, 02/15/08	297,000
375,000	Calpine Corporation, 8.75%, 07/15/07	296,250
500,000	Calpine Corporation, 8.5%, 07/15/10	460,000
325,000	Edison Mission Energy, 10.0%, 08/15/08	342,062
700,000	Edison Mission Energy, 7.73%, 06/15/09	675,500
25,000	Edison Mission Energy, 9.875%, 04/15/11	26,312
475,000	llegheny Energy Supply Statutory Trust, 10.25%, 11/15/07	517,750
75,000	Mirant Americas Generation LLC, 7.625%, 05/01/06 (c)	55,500
575,000	Mirant Americas Generation LLC, 9.125%, 05/01/31 (c)	424,062
700,000	NRG Energy Inc., 8.0%, 12/15/13	722,750
575,000	Reliant Resources Inc., 9.25%, 07/15/10	623,875
450,000	Reliant Resources Inc., 9.5%, 07/15/13	496,125

		5,438,248

Electrical Components & Equipment—0.3%
325,000	Motors and Gears Inc., Series “D”, 10.75%, 11/15/06	279,500

Electronics—0.4%
225,000	Muzak Finance LLC, 10.0%, 02/15/09	233,156
125,000	Muzak Finance LLC, 9.875%, 03/15/09	120,469

		353,625

Entertainment—1.0%
50,000	Argosy Gaming Company, 9.0%, 09/01/11	56,250
375,000	Herbst Gaming Inc., Series “B”, 10.75%, 09/01/08	422,812

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 475,000	Pinnacle Entertainment Inc., 8.25%, 03/15/12	$463,125

		942,187

Environmental Control—1.0%
28,000	Allied Waste North America, Inc., Series “B”, 7.875%, 01/01/09	29,120
150,000	Allied Waste North America, Inc., Series “B”, 10.0%, 08/01/09	160,875
475,000	Allied Waste North America, Inc., Series “B”, 9.25%, 09/01/12	540,312
200,000	Imco Recycling Inc., 10.375%, 10/15/10	214,000
500,000	Safety-Kleen Services, 9.25%, 06/01/08 (c) (d)	1,250

		945,557

Financial Services—1.7%
254,000	Alamosa Delaware Inc., 0.0% to 07/31/05, 12% to maturity (b), 07/31/09	231,140
211,000	Alamosa Delaware Inc., 11.0%, 07/31/10	225,242
375,000	Athena Neurosciences Finance LLC, 7.25%, 02/21/08	376,406
300,000	Ford Motor Credit Company, 7.25%, 10/25/11	324,917
400,000	Huntsman Advanced Materials LLC, 11.0%, 07/15/10	452,000

		1,609,705

Food—2.5%
375,000	Ahold Finance USA Inc., 8.25%, 07/15/10	416,250
50,000	Ahold Finance USA Inc., 6.875%, 05/01/29	46,500
325,000	Del Monte Corporation, Series “B”, 9.25%, 05/15/11	365,625
100,000	Del Monte Corporation, 8.625%, 12/15/12	112,500
425,000	Doane Pet Care Company, 9.75%, 05/15/07	375,062
300,000	Dole Food Company Inc., 8.875%, 03/15/11	327,000
100,000	Fleming Companies Inc., 10.125%, 04/01/08 (c)	13,000

Principal Amount		Value

Corporate Bonds (continued)
200,000	Nash Finch Company, Series “B”, 8.5%, 05/01/08	197,000
42,136	Nutritional Sourcing Corporation, 10.125%, 08/01/09	24,860
100,000	Pinnacle Foods Holding Corporation, 8.25%, 12/01/13	106,250
375,000	Swift & Company, 10.125%, 10/01/09	405,000

		2,389,047

Forest Products & Paper—1.7%
425,000	Appleton Papers Inc., Series “B”, 12.5%, 12/15/08	480,250
200,000	Bowater Inc., 9.5%, 10/15/12	227,000
325,000	Bowater Inc., 6.5%, 06/15/13	318,094
250,000	Buckeye Technologies Inc., 9.25%, 09/15/08	250,000
425,000	Buckeye Technologies Inc., 8.0%, 10/15/10	416,500

		1,691,844

Healthcare Products—1.5%
333,000	Advanced Medical Optics Inc., 9.25%, 07/15/10	367,965
356,040	Dade Behring Holdings Inc., 11.91%, 10/03/10	409,446
400,000	Medex Inc., 8.875%, 05/15/13	435,000
200,000	Sola International Inc., 6.875%, 03/15/08	202,250

		1,414,661

Healthcare Services—4.1%
200,000	Extendicare Health Services Inc., 9.5%, 07/01/10	223,500
650,000	IASIS Healthcare Corporation, 13.0%, 10/15/09	721,500
425,000	Insight Health Services Corporation, Series “B”, 9.875%, 11/01/11	426,062
200,000	Psychiatric Solutions Inc., 10.625%, 06/15/13	228,500
100,000	Tenet Healthcare Corporation, 6.5%, 06/01/12	86,250
725,000	Tenet Healthcare Corporation, 7.375%, 02/01/13	654,312
225,000	Tenet Healthcare Corporation, 6.875%, 11/15/31	186,188
625,000	Triad Hospitals Inc., Series “B”, 8.75%, 05/01/09	681,250

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 675,000	Vanguard Health Systems Inc., 9.75%, 08/01/11	$727,312

		3,934,874

Home Furnishings—1.1%
123,000	Applica Inc., 10.0%, 07/31/08	124,230
75,000	Holmes Group Inc., Series “B”, 9.875%, 11/15/07	78,086
250,000	Sealy Mattress Company, Series “B”, 9.875%, 12/15/07	258,855
300,000	Sealy Mattress Company, Series “B”, 10.875%, 12/15/07	311,625
250,000	Sealy Mattress Company, 8.25%, 06/15/14	250,000

		1,022,796

Household Products—0.4%
425,000	Playtex Products Inc., 9.375%, 06/01/11	408,000

Iron/Steel—0.9%
550,000	AK Steel Corporation, 7.875%, 02/15/09	503,250
350,000	Ispat Inland ULC, 9.75%, 04/01/14	364,000
500,000	Republic Technologies International LLC, 13.75%, 07/15/09 (c)	5,000

		872,250

Leisure Time—0.7%
325,000	Icon Health & Fitness, 11.25%, 04/01/12	373,750
275,000	Leslie’s Poolmart, Series “B”, 10.375%, 07/15/08	275,000

		648,750

Lodging—5.0%
300,000	Ameristar Casinos Inc., 10.75%, 02/15/09	346,875
375,000	Caesars Entertainment Inc., 7.875%, 03/15/10	418,125
50,000	Caesars Entertainment Inc., 8.125%, 05/15/11	57,125
400,000	Caesars Entertainment Inc., 7.0%, 04/15/13	436,000
725,000	Coast Hotels & Casinos Inc., 9.5%, 04/01/09	761,250

Principal Amount		Value

Corporate Bonds (continued)
200,000	Hilton Hotels Corporation, 7.625%, 12/01/12	229,750
350,000	MGM Mirage Inc., 9.75%, 06/01/07	404,250
250,000	MGM Mirage Inc., 8.375%, 02/01/11	288,750
175,000	Park Place Entertainment Corporation, 8.875%, 09/15/08	199,938
200,000	Prime Hospitality Corporation, Series “B”, 8.375%, 05/01/12	211,000
425,000	Starwood Hotels & Resorts Worldwide Inc., 7.875%, 05/01/12	480,250
200,000	Station Casinos Inc., 6.875%, 03/01/16	205,500
400,000	Turning Stone Casino Resort Enterprise, 9.125%, 12/15/10	433,000
350,000	Venetian Casino Resort LLC, 11.0%, 06/15/10	402,500

		4,874,313

Machinery—0.8%
150,000	Case New Holland Inc., 9.25%, 08/01/11	169,500
125,000	NMHG Holding Company, 10.0%, 05/15/09	137,500
425,000	Terex Corporation, Series “B”, 10.375%, 04/01/11	484,500

		791,500

Machinery-Diversified—0.5%
425,000	Flowserve Corporation, 12.25%, 08/15/10	489,812

Office Furnishings—0.1%
150,000	Winsloew Furniture Inc., Series “B”, 12.75%, 08/15/07	120,000

Office/Business Equipment—0.2%
200,000	General Binding Corporation, 9.375%, 06/01/08	203,000

Oil & Gas—4.1%
600,000	Forest Oil Corporation, 8.0%, 12/15/11	669,000
68,000	Grey Wolf Inc., 8.875%, 07/01/07	69,785
800,000	Magnum Hunter Resources Inc., 9.6%, 03/15/12	894,000

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 125,000	Pioneer Natural Resources Company, 9.625%, 04/01/10	$160,423
425,000	Plains Exploration & Production Company, Series “B”, 8.75%, 07/01/12	478,125
135,000	Pride International, Inc., 9.375%, 05/01/07	137,362
325,000	Stone Energy Corporation, 8.25%, 12/15/11	360,750
325,000	Swift Energy Company, 10.25%, 08/01/09	347,750
125,000	Swift Energy Company, 9.375%, 05/01/12	139,375
150,000	Vintage Petroleum Inc., 7.875%, 05/15/11	161,250
500,000	Westport Resources Corporation, 8.25%, 11/01/11	556,250

		3,974,070

Oil & Gas Services—0.3%
250,000	Key Energy Services Inc., 6.375%, 05/01/13	256,250

Packaging & Containers—2.7%
425,000	Anchor Glass Container Corporation, 11.0%, 02/15/13	494,062
325,000	Berry Plastics Corporation, 10.75%, 07/15/12	368,062
600,000	Plastipak Holdings Inc., 10.75%, 09/01/11	651,000
225,000	Pliant Corporation, 11.125%, 09/01/09	235,125
350,000	Radnor Holdings Corporation, 11.0%, 03/15/10	283,500
475,000	Smurfit-Stone Container Corporation, 8.25%, 10/01/12	517,750
50,000	Tekni-Plex Inc., Series “B”, 12.75%, 06/15/10	52,375

		2,601,874

Pharmaceuticals—1.0%
200,000	aaiPharma Inc., 11.0%, 04/01/10	160,000
250,000	Vicar Operating Inc., 9.875%, 12/01/09	280,000
500,000	WH Holdings Ltd. & WH Capital Corporation, 9.5%, 04/01/11	522,500

		962,500

Principal Amount		Value

Corporate Bonds (continued)

Pipelines—4.4%
1,250,000	Dynegy Holdings Inc., 7.125%, 05/15/18	1,009,375
300,000	Dynegy Holdings Inc., 7.625%, 10/15/26	243,000
375,000	El Paso Corporation, 7.875%, 06/15/12	335,625
525,000	El Paso Corporation, 7.8%, 08/01/31	421,312
725,000	El Paso Corporation, 7.75%, 01/15/32	581,812
250,000	Western Gas Resources Inc., 10.0%, 06/15/09	263,750
125,000	Williams Cos Inc., 7.625%, 07/15/19	126,875
750,000	Williams Cos Inc., 7.875%, 09/01/21	759,375
500,000	Williams Cos Inc., 8.75%, 03/15/32	530,000

		4,271,124

Printing & Publishing—1.3%
250,000	Dex Media East LLC, 9.875%, 11/15/09	281,250
700,000	Dex Media East LLC., 0.0% to 11/15/08, 9.0% to maturity (b), 11/15/13	448,000
450,000	Dex Media West LLC, 9.875%, 08/15/13	499,500

		1,228,750

Real Estate—0.3%
250,000	CB Richard Ellis Services Inc., 9.75%, 05/15/10	280,625

REITs—2.3%
150,000	Felcor Lodging LP, 10.0%, 09/15/08	159,750
300,000	Felcor Lodging LP, 8.5%, 06/01/11	321,750
600,000	HMH Properties, Inc., Series “B”, 7.875%, 08/01/08	623,250
25,000	Host Marriott LP, Series “E”, 8.375%, 02/15/06	26,688
200,000	Host Marriott LP, Series “I”, 9.5%, 01/15/07	224,000

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)
$ 250,000	MeriStar Hospitality Corporation, 9.125%, 01/15/11	$263,125
150,000	MeriStar Hospitality Operating Partnership LP, 10.5%, 06/15/09	161,250
450,000	Omega Healthcare Investors Inc., 7.0%, 04/01/14	461,250

		2,241,063

Retail—4.5%
50,000	CKE Restaurants Inc., 9.125%, 05/01/09	51,875
250,000	Cole National Group, 8.625%, 08/15/07	257,500
250,000	Cole National Group, 8.875%, 05/15/12	287,500
475,000	Eye Care Centers of America, 9.125%, 05/01/08	474,406
575,000	Finlay Fine Jewelry Corporation, 8.375%, 05/01/08	590,812
625,000	Home Interiors & Gifts, Inc., 10.125%, 06/01/08	632,812
400,000	Jafra Cosmetics International Inc., 10.75%, 05/15/11	454,000
350,000	JC Penney Co Inc., 8.0%, 03/01/10	410,375
175,000	Rite Aid Corporation, 7.625%, 04/15/05	177,625
325,000	Rite Aid Corporation, 7.125%, 01/15/07	325,000
125,000	Rite Aid Corporation, 11.25%, 07/01/08	137,812
100,000	Rite Aid Corporation, 6.125%, 12/15/08	93,000
150,000	Saks Inc., 7.5%, 12/01/10	166,500
100,000	Saks Inc., 9.875%, 10/01/11	123,000
125,000	Saks Inc., 7.375%, 02/15/19	130,312

		4,312,529

Savings & Loans—0.4%
300,000	Sovereign Bancorp Inc., 10.50%, 11/15/06	357,136

Semiconductor Equipment—0.1%
125,000	Amkor Technology Inc., 7.125%, 03/15/11	125,000

Telecommunications—9.8%
225,000	ACC Escrow Corporation, Series “B”, 10.0%, 08/01/11	216,000

Principal Amount		Value

Corporate Bonds (continued)
100,000	American Tower Escrow Corporation, Zero Coupon, 08/01/08	70,250
725,000	American Tower Corporation, 9.375%, 02/01/09	764,875
450,000	Centennial Cellular Operating Company, 10.125%, 06/15/13	463,500
500,000	Cincinnati Bell Inc., 8.375%, 01/15/14	490,000
325,000	Crown Castle International Corporation, 9.375%, 08/01/11	352,625
490,000	Crown Castle International Corporation, 10.75%, 08/01/11	548,800
50,000	Crown Castle International Corporation, Series “B”, 7.5%, 12/01/13	49,125
100,000	Dobson Communications Corporation, 10.875%, 07/01/10	88,500
425,000	Insight Midwest LP, 9.75%, 10/01/09	443,063
875,000	Lucent Technologies Inc., 6.45%, 03/15/29	739,375
425,000	Nextel Communications Inc., 9.375%, 11/15/09	462,188
1,100,000	Nextel Communications Inc., 7.375%, 08/01/15	1,190,750
475,000	Qwest Services Corporation, 13.5%, 12/15/10	552,188
375,000	Qwest Services Corporation, 8.875%, 03/15/12	425,625
768,000	Qwest Services Corporation, 14.0%, 12/15/14	927,360
50,000	Qwest Services Corporation, 8.875%, 06/01/31	52,000
550,000	SBA Communications Corporation, 10.25%, 02/01/09	541,750
75,000	Sprint Capital Corporation, 6.875%, 11/15/28	77,887
375,000	Sprint Capital Corporation, 8.75%, 03/15/32	473,962
250,000	UbiquiTel Operating Company, 0.0% to 04/15/05, 14.0% to maturity (b), 04/15/10	235,000
250,000	UbiquiTel Operating Company, 9.875%, 03/01/11	243,750
500,000	World Access Inc., 13.25%, 01/15/08 (c)	22,500

		9,431,073

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)

Television, Cable & Radio—7.1%
$ 200,000	Cablevision Systems Corporation, 5.67%, 04/01/09 (Floating Rate Note)	$199,750
50,000	Charter Communications Holdings LLC, 8.625%, 04/01/09	41,250
175,000	Charter Communications Holdings LLC, 10.75%, 10/01/09	153,125
800,000	Charter Communications Holdings LLC, 0.0% to 01/15/05, 11.75% to maturity (b), 11/15/10	644,000
150,000	Charter Communications Holdings LLC, 0.0% to 01/15/06, 13.5% to maturity (b), 01/15/11	107,250
950,000	Charter Communications Holdings LLC, 10.0%, 05/15/11	788,500
500,000	Charter Communications Holdings LLC, 0.0% to 05/15/06, 11.75% to maturity (b), 05/15/11	317,500
100,000	Charter Communications Holdings LLC, 0.0% to 01/15/07, 12.125% to maturity (b), 11/15/12	61,000
500,000	CSC Holdings Inc., 10.5%, 05/15/16	577,500
100,000	CSC Holdings Inc., 9.875%, 04/01/23	104,750
300,000	DirecTV Holdings LLC, 8.375%, 03/15/13	342,000
525,000	EchoStar DBS Corporation, 10.375%, 10/01/07	570,938
309,000	EchoStar DBS Corporation, 9.125%, 01/15/09	349,170
450,000	Lodgenet Entertainment Corporation, 9.5%, 06/15/13	499,500
450,000	Mediacom Broadband LLC, 11.0%, 07/15/13	481,500
400,000	Nextmedia Operating Inc., 10.75%, 07/01/11	448,000
275,000	Radio One Inc., Series “B”, 8.875%, 07/01/11	305,250
375,000	Susquehanna Media Company, 7.375%, 04/15/13	397,969
400,000	Young Broadcasting Inc., 10.0%, 03/01/11	428,000

		6,816,952

Principal Amount		Value

Corporate Bonds (continued)

Transportation—0.2%
200,000	General Maritime Corporation, 10.0%, 03/15/13	224,000
500,000	Holt Group, 9.75%, 01/15/06 (c)	5,000

		229,000

Total Domestic Corporate Bonds (cost $80,660,806)		82,470,702

Foreign—7.1%

Chemicals—1.7%
$ 625,000	Acetex Corporation, 10.875%, 08/01/09	$684,375
425,000	Methanex Corporation, 8.75%, 08/15/12	486,625
225,000	Rhodia SA, 7.625%, 06/01/10	207,000
300,000	Rhodia SA, 8.875%, 06/01/11	250,500

		1,628,500

Coal—0.1%
35,000	Luscar Coal Ltd., 9.75%, 10/15/11	39,900

Diversified Manufacturer—0.2%
225,000	Invensys PLC, 9.875%, 03/15/11	230,625

Electric—0.4%
525,000	Calpine Canada Energy Finance LLC., 8.5%, 05/01/08	388,500

Food—0.3%
275,000	Premier International Foods, PLC, 12.0%, 09/01/09	297,000

Forest Products & Paper—1.4%
275,000	Abitibi-Consolidated Inc., 8.85%, 08/01/30	279,840
425,000	Norske Skog Canada Ltd., Series “D”, 8.625%, 06/15/11	456,875
375,000	Tembec Industries Inc., 8.625%, 06/30/09	375,000
250,000	Tembec Industries Inc., 8.5%, 02/01/11	250,000

		1,361,715

Holding Companies—0.5%
410,000	JSG Funding PLC, 9.625%, 10/01/12	463,300

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

High Yield Bond Fund

Investment Portfolio

March 31, 2004

(unaudited)

(continued)

Principal Amount		Value

Corporate Bonds (continued)

Lodging—0.3%
$ 300,000	Sun International Hotels Ltd., 8.875%, 08/15/11	$333,000

Multimedia—1.1%
950,000	Vivendi Universal SA, 6.25%, 07/15/08	1,026,000

Printing & Publishing—0.4%
341,000	Yell Finance BV, 10.75%, 08/01/11	398,970

Telecommunications—0.7%
450,000	Nortel Networks Ltd., 6.125%, 02/15/16	461,250
150,000	Telewest Communications, PLC, 0.0% to 04/15/04, 9.25% to maturity (b), 04/15/09 (c)	77,250
335,000	Telewest Communications PLC, 0.0% to 02/01/05, 11.375% to maturity (b), 02/01/10 (c)	159,125

		697,625

Total Foreign Corporate Bonds (cost $6,663,371)		6,865,135

Total Corporate Bonds (cost $87,324,177)		89,335,837

Convertible Bonds—0.1% (a)

Telecommunications—0.1%
125,000	American Tower Corporation, 5.0%, 02/15/10	124,219

Total Convertible Bonds (cost $54,958)		124,219

Shares		Value

Warrants, Common & Preferred Stocks—2.6% (a)
100	American Tower Corporation* 08/01/08 (Warrants)	$14,200
645	Alamosa Holdings Inc., Series “B”, 7.5% (Convertible Preferred Stock)	303,150
17,241	Continental AFA Dispensing Company (Common Stock)	68,964
4,100	Cablevision Systems Corporation, Series “H”, 11.75% (Preferred Stock)	429,065

Shares		Value

Warrants, Common & Preferred Stocks (continued)
3,350	Cablevision Systems Corporation, Series “M”, 11.125% (Preferred Stock)	349,740
2,082	Mattress Discounters Corporation* (Common Stock) (d)	18,743
8,123	NTL Inc.* (Common Stock)	483,562
6,020	Spectrasite Inc.* (Common Stock)	223,342
375	Ubiquitel Inc.* 04/15/10 (Warrants) (d)	5
73,513	UnitedGlobalCom Inc., Class “A”* (Common Stock)	624,125
1,571	World Access Inc.* (Common Stock)	4

Total Warrants, Common & Preferred Stocks (cost $3,085,027)		2,514,900

Total Investment Portfolio excluding repurchase agreement (cost $90,464,162)		91,974,956

Repurchase Agreement—3.2% (a)
Repurchase Agreement with State Street Bank and Trust Company, dated March 31, 2004 @ 0.93% to be repurchased at $3,065,079 on April 1, 2004, collateralized by $355,000 United States Treasury Bonds, 6.5% due November 15, 2026, and $2,235,000 United States Treasury Bonds, 6.125% due November 15, 2027, (market value $3,134,412 including interest) (cost $3,065,000)		3,065,000

Total Investment Portfolio (cost $93,529,162) (e), 98.5% (a)		95,039,956
Other Assets and Liabilities, net, 1.5% (a)		1,422,836

Net Assets, 100.0%		$96,462,792

*	Non-income producing security.
(a)	Percentages indicated are based on net assets.
(b)	Bonds reset to applicable coupon rate at a future date.
(c)	Bond is in default.
(d)	Securities are fair valued according to procedures adopted by the Board of Trustees.
(e)	The aggregate identified cost for federal income tax purposes is substantially the same. Market value includes net unrealized appreciation of $1,510,794 which consists of aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost of $6,813,952 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value of $5,303,158.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Statements of Assets and Liabilities

March 31, 2004

(unaudited)

	Intermediate Government Fund	High Yield Bond Fund
Assets

Investments, at market value (identified cost $39,567,888 and $90,464,162, respectively)	$39,925,070	$91,974,956
Repurchase agreement (identified cost $1,500,000 and $3,065,000, respectively)	1,500,000	3,065,000
Cash	670	672
Receivables:
Investments sold	—	427,590
Fund shares sold	17,223	271,538
Interest	201,459	1,999,510
Deferred state qualification expenses	20,594	23,163

Total assets	$41,665,016	$97,762,429

Liabilities

Payables:
Investments purchased	$—	$782,765
Fund shares redeemed	404,956	343,054
Accrued management fee	4,254	58,216
Accrued distribution fee	14,071	42,458
Accrued shareholder servicing fee	16,702	13,743
Accrued fund accounting fee	13,200	18,000
Other accrued expenses	35,730	41,401

Total liabilities	488,913	1,299,637

Net assets, at market value	$41,176,103	$96,462,792

Net Assets

Net assets consist of:
Paid-in capital	$46,237,758	$105,193,308
Undistributed net investment income	172,165	726,564
Accumulated net realized loss	(5,591,002)	(10,967,874)
Net unrealized appreciation on investments	357,182	1,510,794

Net assets, at market value	$41,176,103	$96,462,792

Net assets, at market value
Class A shares	$24,330,680	$49,856,752
Class B shares	3,855,631	12,406,914
Class C shares	12,989,792	34,199,126

Total	$41,176,103	$96,462,792

Shares of beneficial interest outstanding
Class A shares	2,405,698	6,379,874
Class B shares	382,992	1,600,683
Class C shares	1,287,851	4,410,050

Total	4,076,541	12,390,607

Net Asset Value—offering and redemption price per share Class A shares	$10.11	$7.81

Maximum offering price per share (100/96.25 of $10.11 and $7.81, respectively)	$10.50	$8.11

Class B shares	$10.07	$7.75

Class C shares	$10.09	$7.75

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Statements of Operations

For the Six-Month Period Ended March 31, 2004

(unaudited)

	Intermediate Government Fund	High Yield Bond Fund
Investment Income

Income:
Interest	$657,247	$4,161,714
Dividends	—	2,736

	657,247	4,164,450
Expenses:
Management fee	114,078	295,643
Distribution fee (Class A)	33,139	64,405
Distribution fee (Class B)	12,436	50,774
Distribution fee (Class C)	44,925	137,320
Shareholder servicing fees	28,831	34,950
Professional fees	27,848	27,898
Fund accounting fee	23,348	32,401
Registration fees and expenses	26,020	27,187
Reports to shareholders	10,195	11,306
Trustees’ fees and expenses	8,302	8,302
Custodian fee	5,813	17,217
Insurance	1,612	1,410
Other	671	558

Total expenses before waiver	337,218	709,371
Fees waived by Manager	(109,824)	(38,044)

Total expenses after waiver	227,394	671,327

Net investment income	429,853	3,493,123

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from investment transactions	(122,373)	1,331,289
Net unrealized appreciation (depreciation) of investments during the period	(45,668)	1,522,284

Net gain (loss) on investments	(168,041)	2,853,573

Net increase in net assets resulting from operations	$261,812	$6,346,696

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Statements of Changes in Net Assets

Intermediate Government Fund	For the Six-Month Period Ended March 31, 2004 (unaudited)	For the Fiscal Year Ended September 30, 2003
Decrease in net assets:
Operations:
Net investment income	$429,853	$1,345,786
Net realized gain (loss) from investment transactions	(122,373)	1,764,939
Net unrealized depreciation of investments during the period	(45,668)	(1,746,912)

Net increase in net assets resulting from operations	261,812	1,363,813
Distributions to shareholders from:
Net investment income Class A shares, ($0.10 and $0.25 per share, respectively)	(261,729)	(900,955)
Net investment income Class B shares, ($0.08 and $0.21 per share, respectively)	(33,178)	(115,692)
Net investment income Class C shares, ($0.08 and $0.21 per share, respectively)	(120,158)	(391,143)

Net distributions to shareholders	(415,065)	(1,407,790)
Decrease in net assets from Fund share transactions	(12,071,876)	(3,308,903)

Decrease in net assets	(12,225,129)	(3,352,880)
Net assets, beginning of period	53,401,232	56,754,112

Net assets, end of period (including undistributed net investment income of $172,165 and $157,377, respectively)	$41,176,103	$53,401,232

High Yield Bond Fund	For the Six-Month Period Ended March 31, 2004 (unaudited)	For the Fiscal Year Ended September 30, 2003
Increase in net assets:
Operations:
Net investment income	$3,493,123	$5,146,800
Net realized gain (loss) from investment transactions	1,331,289	(756,525)
Net unrealized appreciation of investments during the period	1,522,284	8,986,015

Net increase in net assets resulting from operations	6,346,696	13,376,290
Distributions to shareholders from:
Net investment income Class A shares, ($0.30 and $0.54 per share, respectively)	(2,013,892)	(2,824,114)
Net investment income Class B shares, ($0.28 and $0.51 per share, respectively)	(463,804)	(569,096)
Net investment income Class C shares, ($0.28 and $0.51 per share, respectively)	(1,250,813)	(1,453,940)

Net distributions to shareholders	(3,728,509)	(4,847,150)
Increase (decrease) in net assets from Fund share transactions	(1,701,691)	49,723,821

Increase in net assets	916,496	58,252,961
Net assets, beginning of period	95,546,296	37,293,335

Net assets, end of period (including undistributed net investment income of $726,564 and $961,950, respectively)	$96,462,792	$95,546,296

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — Intermediate Government Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares *							Class B Shares *							Class C Shares *
	For the Six-Month Period Ended March 31, 2004 (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2004 (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2004 (unaudited)		For the Fiscal Years Ended September 30
			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999			2003	2002	2001	2000	1999
Net asset value, beginning of period	$10.12		$10.10	$9.78	$9.19	$9.16	$9.70	$10.07		$10.06	$9.74	$9.15	$9.13	$9.67	$10.09		$10.08	$9.75	$9.17	$9.14	$9.67

Income from Investment Operations:
Net investment income	0.10		0.24	0.36	0.45	0.50	0.41	0.08		0.21	0.32	0.42	0.47	0.39	0.08		0.21	0.32	0.41	0.45	0.40
Net realized and unrealized gain (loss) on investments	(0.01)		0.03	0.33	0.60	0.06	(0.53)	—		0.01	0.34	0.60	0.05	(0.53)	—		0.01	0.35	0.60	0.08	(0.53)

Total from Investment Operations	0.09		0.27	0.69	1.05	0.56	(0.12)	0.08		0.22	0.66	1.02	0.52	(0.14)	0.08		0.22	0.67	1.01	0.53	(0.13)

Less Distributions:
Dividends from net investment income	(0.10)		(0.25)	(0.37)	(0.46)	(0.53)	(0.42)	(0.08)		(0.21)	(0.34)	(0.43)	(0.50)	(0.40)	(0.08)		(0.21)	(0.34)	(0.43)	(0.50)	(0.40)

Net asset value, end of period	$10.11		$10.12	$10.10	$9.78	$9.19	$9.16	$10.07		$10.07	$10.06	$9.74	$9.15	$9.13	$10.09		$10.09	$10.08	$9.75	$9.17	$9.14

Total Return (%) (a)	0.88	(b)	2.72	7.27	11.76	5.92	(1.20)	0.80	(b)	2.27	6.98	11.46	5.47	(1.49)	0.80	(b)	2.27	7.08	11.32	5.58	(1.38)

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	0.85	(c)	0.85	0.86	0.87	0.87	0.91	1.20	(c)	1.20	1.20	1.20	1.20	1.20	1.20	(c)	1.20	1.20	1.20	1.20	1.20
Without expenses waived (%)	1.33	(c)	1.21	1.42	1.56	1.47	1.84	1.68	(c)	1.56	1.76	1.89	1.80	2.13	1.68	(c)	1.56	1.76	1.89	1.80	2.13
Net investment income to average daily net assets (%)	2.03	(c)	2.38	3.75	4.77	5.32	4.40	1.69	(c)	2.03	3.32	4.26	5.00	4.15	1.68	(c)	2.03	3.33	4.34	4.98	4.11
Portfolio turnover rate (%)	71		202	106	123	107	124	71		202	106	123	107	124	71		202	106	123	107	124
Net assets, end of period ($ millions)	24		32	40	25	23	11	4		5	5	1	0	0	13		17	12	4	2	2

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust — High Yield Bond Fund

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	Class A Shares							Class B Shares							Class C Shares
	For the Six-Month Period Ended March 31, 2004* (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2004* (unaudited)		For the Fiscal Years Ended September 30					For the Six-Month Period Ended March 31, 2004* (unaudited)		For the Fiscal Years Ended September 30
			2003*	2002	2001	2000	1999			2003*	2002	2001	2000	1999			2003*	2002	2001	2000	1999
Net asset value, beginning of period	$7.61		$6.64	$7.10	$7.87	$8.98	$9.77	$7.55		$6.60	$7.06	$7.83	$8.94	$9.73	$7.55		$6.60	$7.06	$7.83	$8.94	$9.73

Income from Investment Operations:
Net investment income	0.29		0.56	0.57	0.70	0.92	0.86	0.26		0.52	0.54	0.65	0.86	0.81	0.27		0.52	0.54	0.65	0.86	0.81
Net realized and unrealized gain (loss) on investments	0.21		0.95	(0.44)	(0.77)	(1.11)	(0.78)	0.22		0.94	(0.45)	(0.76)	(1.10)	(0.78)	0.21		0.94	(0.45)	(0.76)	(1.10)	(0.78)

Total from Investment Operations	0.50		1.51	0.13	(0.07)	(0.19)	0.08	0.48		1.46	0.09	(0.11)	(0.24)	0.03	0.48		1.46	0.09	(0.11)	(0.24)	0.03

Less Distributions:
Dividends from net investment income	(0.30)		(0.54)	(0.59)	(0.70)	(0.92)	(0.87)	(0.28)		(0.51)	(0.55)	(0.66)	(0.87)	(0.82)	(0.28)		(0.51)	(0.55)	(0.66)	(0.87)	(0.82)

Net asset value, end of period	$7.81		$7.61	$6.64	$7.10	$7.87	$8.98	$7.75		$7.55	$6.60	$7.06	$7.83	$8.94	$7.75		$7.55	$6.60	$7.06	$7.83	$8.94

Total Return (%) (a)	6.73	(b)	23.70	1.68	(1.04)	(2.97)	0.66	6.49	(b)	22.91	1.15	(1.55)	(3.50)	0.14	6.49	(b)	22.90	1.15	(1.55)	(3.50)	0.14

Ratios and Supplemental Data
Expenses to average daily net assets
With expenses waived (%)	1.10	(c)	1.10	1.12	1.13	1.18	1.18	1.65	(c)	1.65	1.65	1.65	1.70	1.70	1.65	(c)	1.65	1.65	1.65	1.70	1.70
Without expenses waived (%)	1.18	(c)	1.32	1.59	1.58	1.40	1.27	1.73	(c)	1.87	2.12	2.10	1.92	1.79	1.73	(c)	1.87	2.12	2.10	1.92	1.79
Net investment income to average daily net assets (%)	7.34	(c)	7.75	8.36	9.17	10.07	8.94	6.81	(c)	7.19	7.83	8.60	9.56	8.40	6.82	(c)	7.15	7.82	8.60	9.56	8.42
Portfolio turnover rate (%)	20		31	61	56	32	52	20		31	61	56	32	52	20		31	61	56	32	52
Net assets, end of period ($ millions)	50		52	23	20	25	34	12		12	5	4	3	4	34		31	9	8	8	13

*	Per share amounts have been calculated using the monthly average share method.
(a)	These returns are calculated without the imposition of either front-end or contingent deferred sales charges.
(b)	Not annualized.
(c)	Annualized.

The accompanying notes are an integral part of the financial statements.

Heritage Income Trust

Notes to Financial Statements

(unaudited)

Note 1:	Significant Accounting Policies. Heritage Income Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Intermediate Government Fund and the High Yield Bond Fund (each, a “Fund” and collectively, the “Funds”). The Intermediate Government Fund has an investment objective of high current income consistent with the preservation of capital. The High Yield Bond Fund has an investment objective of high current income. The Funds currently offer Class A and Class C shares to the public. Effective February 1, 2004, Class B shares are no longer available for direct purchase. Class B shares will continue to be available through exchanges as described in the Fund’s prospectus. Class A shares are sold subject to a maximum sales charge of 3.75% of the amount invested payable at the time of purchase. For Class A share investments greater than $1 million, where a sales charge is waived, those shares may be subject to a maximum contingent deferred sales charge of 1% upon redemptions made in less than 18 months of purchase. Class B shares were sold and are still subject to a 5% maximum contingent deferred sales charge (based on the lower of purchase price or redemption price) declining over a six-year period. Class C shares are sold subject to a contingent deferred sales charge of 1% of the lower of net asset value or purchase price payable upon any redemptions made in less than one year of purchase. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material. The following is a summary of significant accounting policies.

Security Valuation: Each Fund values investment securities at market value based on the last sales price as reported by the principal securities exchange on which the security is traded. If no sale is reported, market value is based on the most recent quoted bid price. In the absence of a market quote, securities are valued using such methods as the Board of Trustees believes would reflect fair market value. Investments in certain debt instruments not traded in an organized market are valued on the basis of valuations furnished by independent pricing services or broker/dealers that utilize information with respect to market transactions in such securities or comparable securities, quotations from dealers, yields, maturities, ratings and various relationships between securities. Short term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market.

Repurchase Agreements: Each Fund enters into repurchase agreements whereby a Fund, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount equal to at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase he security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Federal Income Taxes: Each Fund is treated as a single corporate taxpayer as provided for in The Tax Reform Act of 1986, as amended. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended which are applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

Distribution of Income and Gains: Distributions of net investment income are made monthly. Net realized gains from investment transactions for each Fund during any particular year in excess of available capital loss carryforwards, which, if not distributed, would be taxable to each Fund, will be distributed to shareholders in the following fiscal year. Each Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Heritage Income Trust

Notes to Financial Statements

(unaudited)

(continued)

Expenses: Each Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Heritage mutual funds based upon methods approved by the Board of Trustees. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets.

Other: For purposes of these financial statements, investment security transactions are accounted for on a trade date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is recorded on the accrual basis except when income is not expected.

Note 2: Fund	Shares. At March 31, 2004, there were an unlimited number of shares of beneficial interest of no par value authorized.

Intermediate Government Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended March 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	164,195	$1,645,831	20,670	$207,111	105,891	$1,061,867
Shares issued on reinvestment of distributions	21,418	214,287	2,510	25,006	10,765	107,464
Shares redeemed	(925,548)	(9,253,280)	(103,922)	(1,038,188)	(503,806)	(5,041,974)

Net decrease	(739,935)	$(7,393,162)	(80,742)	$(806,071)	(387,150)	$(3,872,643)

Shares outstanding:
Beginning of period	3,145,633		463,734		1,675,001

End of period	2,405,698		382,992		1,287,851

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,324,959	$53,583,748	339,371	$3,395,894	1,750,260	$17,567,042
Shares issued on reinvestment of distributions	74,407	746,651	9,638	96,318	36,452	364,917
Shares redeemed	(6,214,761)	(62,445,086)	(354,970)	(3,553,732)	(1,303,520)	(13,064,655)

Net increase (decrease)	(815,395)	$(8,114,687)	(5,961)	$(61,520)	483,192	$4,867,304

Shares outstanding:
Beginning of fiscal year	3,961,028		469,695		1,191,809

End of fiscal year	3,145,633		463,734		1,675,001

Heritage Income Trust

Notes to Financial Statements

(unaudited)

(continued)

High Yield Bond Fund

Transactions in Class A, B and C shares of the Fund during the six-month period ended March 31, 2004, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	879,513	$6,869,561	165,071	$1,265,174	821,318	$6,320,278
Shares issued on reinvestment of distributions	159,661	1,235,002	29,255	224,644	120,688	926,944
Shares redeemed	(1,527,589)	(11,900,997)	(157,270)	(1,217,782)	(700,951)	(5,424,515)

Net increase (decrease)	(488,415)	$(3,796,434)	37,056	$272,036	241,055	$1,822,707

Shares outstanding:
Beginning of period	6,868,289		1,563,627		4,168,995

End of period	6,379,874		1,600,683		4,410,050

Transactions in Class A, B and C shares of the Fund during the fiscal year ended September 30, 2003, were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	5,685,812	$40,921,681	997,749	$7,128,504	3,548,345	$25,240,752
Shares issued on reinvestment of distributions	226,268	1,622,489	35,490	253,480	149,308	1,070,507
Shares redeemed	(2,483,331)	(17,955,811)	(237,971)	(1,688,469)	(951,300)	(6,869,312)

Net increase	3,428,749	$24,588,359	795,268	$5,693,515	2,746,353	$19,441,947

Shares outstanding:
Beginning of fiscal year	3,439,540		768,359		1,422,642

End of fiscal year	6,868,289		1,563,627		4,168,995

Note 3:	Purchases and Sales of Securities. For the six-month period ended March 31, 2004, purchases and sales of investment securities (excluding repurchase agreements and short-term obligations) were as follows:

	U.S. Government Securities and U.S. Government-Sponsored Enterprises			Other
	Purchases	Sales	Paydowns	Purchases	Sales
Intermediate Government Fund	$31,613,757	$42,427,460	$970,271	—	—
High Yield Bond Fund	—	—	—	$18,802,446	$21,480,735

Heritage Income Trust

Notes to Financial Statements

(unaudited)

(continued)

Note 4:	Management, Subadvisory, Distribution, Shareholder Servicing Agent, Fund Accounting and Trustees’ Fees. Under the Funds’ Investment Advisory and Administrative Agreement with Heritage Asset Management, Inc. (the “Manager” or “Heritage”), the Intermediate Government Fund agreed to pay to the Manager a fee equal to an annual rate of 0.50% of the Fund’s average daily net assets, computed daily and payable monthly. For the High Yield Bond Fund, the management fee is 0.60% on the first $100,000,000 and 0.50% of any excess over $100,000,000 of net assets. The Manager has contractually agreed to waive its investment advisory fees and, if necessary, reimburse each Fund to the extent that Class A, Class B and Class C annual operating expenses exceed that Fund’s average daily net assets attributable to that class for the 2004 fiscal year as follows:

	Class A	Class B and C
Intermediate Government Fund	0.85%	1.20%
High Yield Bond Fund	1.10%	1.65%

Under this agreement, management fees of $109,824 were waived for the Intermediate Government Fund and management fees of $38,044 were waived in the High Yield Bond Fund for the six-month period ended March 31, 2004. If total Fund expenses fall below the expense limitation agreed to by the Manager before the end of the fiscal year ending September 30, 2006, the Funds may be required to pay the Manager a portion or all of the waived management fees. In addition, the Funds may be required to pay the Manager a portion or all of the management fees waived of $216,708 and $148,482 for the Intermediate Government Fund and the High Yield Bond Fund, respectively, in fiscal 2003 if total Fund expenses fall below the annual expense limitations before the end of the fiscal year ending September 30, 2005.

The Manager entered into a subadvisory agreement with Salomon Brothers Asset Management Inc. to provide investment advice, portfolio management services (including the placement of brokerage orders) and certain compliance and other services for a fee payable by the Manager.

The Manager also is the Shareholder Servicing Agent and Fund Accountant for the Intermediate Government Fund and High Yield Bond Fund.

Raymond James & Associates, Inc. (the “Distributor” or “RJA”) has advised the Trust that the Intermediate Government Fund generated $7,263 in front-end sales charges for Class A shares, $6,816 in contingent deferred sales charges for Class B shares and $3,051 in contingent deferred sales charges for Class C shares for the six-month period ended March 31, 2004. The High Yield Bond Fund received $45,583 in front-end sales charges for Class A shares, $17,938 in contingent deferred sales charges for Class B shares and $17,432 in contingent deferred sales charges for Class C shares for the six-month period ended March 31, 2004. From these fees, the Distributor paid sales commissions to salespersons and incurred other distribution costs.

Pursuant to the Class A Distribution Plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, the Trust is authorized to pay the Distributor a fee up to 0.25% of the average daily net assets. Under the Class B and Class C Distribution Plans, the Trust may pay the Distributor a fee of up to 0.60% for the Intermediate Government Fund and up to 0.80% for the High Yield Bond Fund of the average daily net assets. Such fees are accrued daily and payable monthly. Class

Heritage Income Trust

Notes to Financial Statements

(unaudited)

(continued)

B shares will convert to Class A shares eight years after the end of the calendar month in which the shareholder’s order to purchase was accepted. The Manager, Distributor, Fund Accountant and Shareholder Servicing Agent are all wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

Trustees of the Trust also serve as Trustees for Heritage Cash Trust, Heritage Growth and Income Trust, Heritage Capital Appreciation Trust and Heritage Series Trust, investment companies that also are advised by the Manager of the Trust (collectively referred to as the “Heritage Mutual Funds”). Each Trustee of the Heritage Mutual Funds who is not an employee of the Manager or employee of an affiliate of the Manager received an annual fee of $18,000 and an additional fee of $3,000 for each combined quarterly meeting of the Heritage Mutual Funds attended. Trustees’ fees and expenses are paid equally by each portfolio in the Heritage Mutual Funds.

Note 5: Federal	Income Taxes. The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid in capital, undistributed net investment income or accumulated net realized loss, as appropriate, in the period that the differences arise. These reclassifications have no effect on net assets or net asset value per share.

Intermediate Government Fund

For the fiscal year ended September 30, 2003, to reflect reclassifications arising from permanent book/tax differences attributable to market discounts, expirations of capital loss carryforwards and the utilization of earnings and profits on shareholder redemptions, the Fund decreased (debited) paid in capital $2,507,185 and undistributed net investment income $33,048, and increased (credited) accumulated net realized loss $2,540,233. As of September 30, 2003, the Fund had net tax basis capital loss carryforwards in the aggregate of $4,666,833. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2009. During the current year the Fund utilized capital loss carryforwards of $1,764,761. In addition, capital loss carryforwards of $2,550,551 expired during the current year.

High Yield Bond Fund

For the fiscal year ended September 30, 2003, to reflect reclassifications arising from permanent book/tax differences attributable to market discounts, the Fund increased (credited) undistributed net investment income and decreased (debited) accumulated net realized loss $152,560. As of September 30, 2003, the Fund had net tax basis capital loss carryforwards in the aggregate of $11,456,553. The capital loss carryforwards may be applied to any net taxable gain until their expiration dates through 2011. In addition, from November 1, 2002 to September 30, 2003, the Fund incurred $842,610 of net realized capital losses (post October losses), which will be deferred and treated as arising on October 1, 2003 in accordance with regulations under the Internal Revenue Code.

Heritage Income Trust

Notes to Financial Statements

(unaudited)

(continued)

For income tax purposes, distributions paid during the fiscal years ended September 30, 2003 and 2002 were as follows:

Intermediate Government Fund	2003	2002
Ordinary Income	$1,407,790	$1,218,353
Long-Term Capital Gains	$0	$0

High Yield Bond Fund	2003	2002
Ordinary Income	$4,847,150	$2,833,087
Long-Term Capital Gains	$0	$0

As of September 30, 2003, the components of distributable earnings on a tax basis were as follows:

	Intermediate	High Yield
	Government Fund	Bond Fund
Undistributed Ordinary Income	$157,377	$961,950
Capital Loss Carryforwards	$(4,666,833)	$(11,456,553)
Post October Losses	$0	$(842,610)
Tax Basis Net Unrealized Appreciation (Depreciation)	$392,710	$(11,490)

Heritage Family of FundsTM

The Intelligent Creation of Wealth

Raymond James & Associates, Inc., Distributor

Member New York Stock Exchange/SIPC

880 Carillon Parkway

St. Petersburg, FL 33716

(727) 567-8143 ■ (800) 421-4184

www.HeritageFunds.com

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

For more complete information, including fees, risks and expenses, contact your financial advisor or call Heritage Family of Funds at (800)-421-4184 for a prospectus. Read the prospectus carefully before you invest or send money. This report is for the information of shareholders of Heritage Income Trust. A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Heritage Family of Funds, toll-free at the number above or by accessing the SEC’s website at http://www.sec.gov.

8.5M 03/04 Copyright 2004 Heritage Asset Management, Inc.

Item 2.	Code of Ethics

Not applicable to semi-annual reports.

Item 3.	Audit Committee Financial Expert

Not applicable to semi-annual reports.

Item 4.	Principal Accountant Fees and Services

Not applicable to semi-annual reports.

Item 5.	Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6.	Schedule of Investments

Not applicable at this time.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to the registrant.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 9.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 10.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of Heritage Income Trust have concluded that such disclosure controls and procedures are effective as of April 30, 2004.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) of Heritage Income Trust that occurred during the first half of its fiscal year that has materially affected or is reasonably likely to materially affect, its internal controls over financial reporting.

Item 11.	Exhibits

(a)(1) Not applicable to semi-annual reports.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to registrant.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HERITAGE INCOME TRUST

Date: May 25, 2004	/s/ K.C. Clark

K.C. Clark Executive Vice President and Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 25, 2004

/s/ K.C. Clark

K.C. Clark Executive Vice President and Principal Executive Officer

Date: May 25, 2004

/s/ Andrea N. Mullins

Andrea N. Mullins Treasurer